                                                A Member of The Vanguard Group
================================================================================
PROSPECTUS -- March 7, 1997
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department - 1-800-662-7447 (SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department - 1-800-662-2739 (CREW)
--------------------------------------------------------------------------------
INVESTMENT     Vanguard Convertible Securities Fund, Inc. (the "Fund") is an
OBJECTIVE AND  open-end diversified investment company that seeks to provide
POLICIES       current income and long-term growth of capital. The Fund invests primarily in corporate bonds and preferred stocks that are convertible into shares of common stock. Although the Fund is designed principally for equity-oriented investors, you should be aware that a majority of the Fund's assets may be invested in convertible securities rated Ba or B by Moody's Investors Service or BB or B by Standard & Poor's Corporation. Corporate bonds with such ratings are commonly referred to as "junk bonds" and are considered speculative by the major ratings agencies. There is no assurance that the Fund will achieve its stated objectives.
               Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------
OPENING AN     To open a regular (non-retirement) account, please complete and
ACCOUNT        return the Account Registration Form. If you need assistance in completing this Form, please call the Investor Information
               Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00
               a.m. to 9:00 p.m. and Saturday from 9:00 a.m. to 4:00 p.m.
               (Eastern time). The minimum initial investment is $3,000, or
               $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The
               Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
--------------------------------------------------------------------------------
ABOUT THIS     This Prospectus is designed to set forth concisely the
PROSPECTUS     information you should know about the Fund before you invest. It should be retained for future reference. A "Statement of
               Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange
               Commission. This Statement is dated March 7, 1997, and has been incorporated by reference into this Prospectus. It may be
               obtained, without charge, by writing to the Fund or by calling the Investor Information Department.
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                             Page                                   Page                                    Page
Fund Expenses  ............     2      Investment Limitations  ...     9            SHAREHOLDER GUIDE
Financial Highlights  .....     2      Management of the Fund  ...    10       Opening an Account and
Yield and Total Return  ...     3      Investment Adviser  .......    10         Purchasing Shares  ......    16
     FUND INFORMATION                  Performance Record  .......    12       When Your Account Will Be
Investment Objective  .....     4      Dividends, Capital Gains                  Credited  ...............    19
Investment Policies  ......     4        and Taxes  ..............    12       Selling Your Shares  ......    19
Investment Risks  .........     5      The Share Price of the                  Exchanging Your Shares  ...    22
Who Should Invest  ........     6        Fund  ...................    14       Important Information
Implementation of Policies      7      General Information  ......    14         About Telephone
                                                                                 Transactions  ...........    23
                                                                               Transferring Registration      23
                                                                               Other Vanguard Services  ..    24


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES              The following table illustrates all expenses
                           and fees that you would incur as a
                           shareholder of the Fund. The expenses set forth below are for the 1996 fiscal year.

 Shareholder Transaction Expenses
 -----------------------------------------------------------------------------
Sales Load Imposed on Purchases  ..............                     None
Sales Load Imposed on Reinvested Dividends  ...                     None
Redemption Fees  ..............................                     None
Exchange Fees  ................................                     None


 Annual Fund Operating Expenses
 -----------------------------------------------------------------------------
Management & Administrative Expenses  ...                           0.28%
Investment Advisory Fees  ...............                           0.35
12b-1 Fees  .............................                           None
Other Expenses
Distribution Costs  .....................            0.02%
                                                     0.04
Miscellaneous Expenses  .................           ------
                                                                    0.06
Total Other Expenses  ...................                           ----
    Total Operating Expenses  ...........                           0.69%
                                                                    ====

                           The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                           The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
                           (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

 1 Year                3 Years                5 Years               10 Years
 --------              ---------             ---------              ----------
    $7                   $22                    $38                    $ 86

                           This example should not be considered a
                           representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.


FINANCIAL                  The following financial highlights for a share
HIGHLIGHTS                 outstanding throughout each period, insofar as they
                           relate to each of the five years in the period ended
                           November 30, 1996, have been audited by Price
                           Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1996 Annual
                           Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996
                           Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                         Year Ended November 30,
                                       --------------------------------------------------------
                                         1996       1995        1994        1993        1992
                                       --------   --------    ---------   ---------   ---------
Net Asset Value, Beginning of
  Year .............................     12.03     $10.94      $12.89      $11.77      $ 9.82
                                       --------   --------    ---------   ---------   ---------
Investment Operations
   Net Investment Income ...........       .43        .52         .53         .56         .56
   Net Realized and Unrealized Gain
     (Loss) on Investments  ........      1.29       1.26       (1.04)       1.03        1.92
                                       --------   --------    ---------   ---------   ----------
    Total from Investment
     Operations  ...................      1.72       1.78        (.51)       1.59        2.48
                                       --------   --------    ---------   ---------   ---------
Distributions
   Dividends from Net Investment
     Income  .......................      (.54)      (.51)       (.53)       (.47)       (.53)
   Distributions from Realized
     Capital Gains  ................      (.14)      (.18)       (.91)         --          --
                                       --------   --------    ---------   ---------   ---------
    Total Distributions ............      (.68)      (.69)      (1.44)       (.47)       (.53)
                                       --------   --------    ---------   ---------   ---------
Net Asset Value, End of Period  ....    $13.07     $12.03      $10.94      $12.89      $11.77
                                       ========   ========    =========   =========   =========
Total Return  ......................     14.88%     17.10%      (4.35)%     13.87%      26.01%
                                       ========   ========    =========   =========   =========
Ratios/Supplemental Data
Net Assets, End of Year (Millions)      $  170     $  172      $  175      $  202      $  120
Ratio of Expenses to Average Net
   Assets ..........................      0.69%      0.75%       0.73%       0.71%       0.85%
Ratio of Net Investment Income to
   Average Net Assets ..............      3.43%      4.63%       4.68%       4.44%       4.80%
Portfolio Turnover Rate  ...........        97%        46%         52%         81%         55%
Average Commission Rate Paid  ......    $.0594        N/A         N/A         N/A         N/A

                          [RESTUBBED FROM TABLE ABOVE]

                                                         Year Ended November 30,
                                       ------------------------------------------------------------
                                         1991         1990           1989       1988        1987
                                       --------    ----------      --------   --------   ----------
Net Asset Value, Beginning of
  Year .............................    $ 8.07      $  9.64     $ 8.71         $ 7.94     $  9.80
                                       --------    ----------      --------   --------   ----------
Investment Operations
   Net Investment Income ...........       .53          .57        .51            .55         .60
   Net Realized and Unrealized Gain
     (Loss) on Investments  ........      1.77        (1.58)       .99            .90       (1.95)
                                       --------    ----------       --------   --------   ----------
    Total from Investment
     Operations  ...................      2.30        (1.01)      1.50           1.45       (1.35)
                                       --------    ----------      --------   --------   ----------
Distributions
   Dividends from Net Investment
     Income  .......................      (.55)        (.56)         (.57)       (.56)       (.51)
   Distributions from Realized
     Capital Gains  ................        --           --         --           (.12)         --
                                       --------    ----------      --------   --------   ----------
    Total Distributions ............      (.55)        (.56)         (.57)       (.68)       (.51)
                                       --------    ----------      --------   --------   ----------
Net Asset Value, End of Period  ....    $ 9.82      $  8.07        $ 9.64      $ 8.71     $  7.94
                                       ========    ==========      ========   ========   ==========
Total Return  ......................     29.25%      (10.95)%       17.70%      18.85%     (14.82)%
                                       ========    ==========      ========   ========   ==========
Ratios/Supplemental Data
Net Assets, End of Year (Millions)      $   55      $    44        $   58      $   69     $    73
Ratio of Expenses to Average Net
   Assets ..........................      0.81%        0.88%         0.84%       0.88%       0.85%
Ratio of Net Investment Income to
   Average Net Assets ..............      5.72%        6.35%         5.60%       6.52%       6.13%
Portfolio Turnover Rate  ...........        57%          55%           55%         24%         45%
Average Commission Rate Paid  ......       N/A          N/A           N/A         N/A         N/A


--------------------------------------------------------------------------------

YIELD AND             From time to time the Fund may advertise its yield and
TOTAL RETURN          total return. Both yield and total return figures are
                      based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders.

INVESTMENT                 Vanguard Convertible Securities Fund, Inc. (the
OBJECTIVE                  "Fund") is an open-end diversified investment
                           company. The objective of the Fund is to provide
The Fund seeks to          current income and long-term growth of capital by
provide current            investing primarily in convertible securities. There
income and                 is no assurance that the Fund will achieve its
long-term growth           objective.

                           The investment objective of the Fund is fundamental
                           and so cannot be changed without the approval of a
                           majority of the Fund's shareholders.
--------------------------------------------------------------------------------
INVESTMENT                 Under normal circumstances, at least 80% of the
POLICIES                   Fund's assets will be invested in convertible
                           securities. Convertible securities include corporate
The Fund invests in        bonds and preferred stocks which are convertible int
convertible securities     common stock, as well as debt instruments with
                           warrants or common stock attached. See
                           "Implementation of Policies" for a description of convertible securities.

                           The remaining 20% of the Fund's assets may be invested in non-convertible corporate or U.S. Government fixed-income securities, common stocks, and selected money market instruments. Within this 20% limit, the Fund is authorized to write covered call options on its investments, although it does not presently intend to do so. The Fund may also invest more than 20% of its assets in money market instruments when the Fund's investment adviser determines that a temporary defensive position is warranted.

                           In seeking to provide both current income and long-term capital appreciation, the adviser will emphasize the securities of companies with above-average growth potential whose convertible securities offer attractive yields. In general, each security selected for the Fund will, in the opinion of the adviser, be priced at a reasonable premium relative to the price at which it can be converted into common stock. In addition, the underlying common stock will tend to be priced attractively on a relative price-to-earnings ratio basis.

                           The Fund will predominantly invest in convertible obligations which have been assigned a rating of B or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). The Fund may also invest in non-rated securities that, in the opinion of the Fund's adviser, are equivalent in quality to a B rating or better.

                           While the Fund will invest predominately in securities of U.S.-based companies, up to 20% of the Fund's assets may be invested in dollar-denominated securities issued by foreign companies. See "Implementation of Policies" for a description of other investment practices of the Fund. The Fund is responsible for voting the shares of all securities it holds.

                           These policies are not fundamental and so may be changed by the Board of Directors without shareholder approval.

INVESTMENT RISKS           Convertible securities are hybrid securities,
                           combining  the investment characteristics of both
                           bonds and common stocks. Like a bond (or preferrede
The Fund is subject        stock), a convertibl security pays a fixed interest
to stock and bond          rate (dividend), but may be converted into common
market risk                stock at a specific price or conversion rate.


                           When the convertible's conversion price is significantly above the price of the issuer's common stock, a convertible security takes on the risk characteristics of a bond. At such times, the price of a convertible security will vary inversely with changes in the level of interest rates. In other words, when interest rates rise, convertible securities prices will generally fall; conversely, when interest rates fall, convertible securities prices will generally rise. This interest rate risk is in part offset by the income paid by the convertible securities.

                           In contrast, when the conversion price of a convertible security and the common stock price are close to one another, a convertible security will behave like a common stock. In such cases, the prices of convertible securities may exhibit the short-term price volatility characteristic of common stocks.

                           For these reasons, investors in the Fund must be willing to accept the market risks of both bonds and stocks. However, because convertible securities have characteristics of both stocks and bonds, they tend to be less sensitive to interest rate changes than bonds of comparable maturity and quality, and less sensitive to stock market changes than fully invested common stock portfolios. Because of these factors and the hybrid nature of convertibles, investors should recognize that convertible securities are likely to perform quite differently than broadly-based measures of the stock and bond markets.


Credit Quality may         The market for convertible securities includes a
be low                     larger proportion of small-to-medium size companies
                           than the broad stock market (as measured by such indices as the Standard & Poor's 500 Composite Stock
                           Price Index). Companies which issue convertible securities are often lower in credit quality.
                           Moreover, the credit rating of a company's convertible issue is generally lower than the rating of the company's conventional debt issues since the convertible is normally a "junior" security. The average credit quality of the Fund is expected to be on a par with the universe of convertible securities as a whole, and the Fund may invest up to 100% of its assets in securities rated Ba (BB) or less.
                           Securities with such ratings are considered speculative, and thus pose a greater risk of default than investment grade securities. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative debt obligations:

                           Moody's: Ba-rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small."

                           Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest."

                           Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default" than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions. CCC-rated bonds have a "currently identifiable vulnerability to default" and, without favorable business conditions, will be unable to repay interest and principal.

                           Securities rated Ba or lower are considered to be "high-risk" securities and the credit quality of such securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks of a particular security. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Portfolio adviser's own independent and ongoing review of the companies represented in the Fund.

                           In the past, the high yields from a portfolio of low-grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield securities in the future. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for the high-yield securities market. It may be that future default rates on high-yield securities will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

                           The share price of the Fund will be influenced not only by changing interest rates, but also by the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

                           Especially at such times, trading in the secondary
                           market for high-yield securities may become thin
                           and market liquidity may be significantly reduced.
                           Even under normal conditions, the market of
                           high-yield securities may be less liquid than the
                           market for investment grade securities. There are
                           fewer securities dealers in the high-yield market,
                           and purchasers of high-yield securities are
                           concentrated among a smaller group of securities
                           dealers and institutional investors.
--------------------------------------------------------------------------------
WHO SHOULD                 The Fund is intended for investors who are seeking a
INVEST                     higher level of income than is normally available
                           from common stocks, as well as potential long-term
Investors seeking          capital appreciation. Since the Fund may own non-
current income and         investment grade securities of medium-to-small-sized
long-term capital          companies, greater-than-average investment risk may
growth                     be involved. Investors should be able to tolerate
                           sharp, sometimes sudden fluctuations in the value of their investment in pursuit of higher investment returns in the long run.

                           Although convertible securities exhibit
                           characteristics of both stocks and bonds, the Fund
                           does not represent a complete investment program.
                           Most investors should maintain diversified holdings
                           of securities with different risk
                           characteristics--including common stocks, bonds and
                           money market instruments. The Fund is intended to be
                           a long-term investment vehicle and is not designed to
                           provide investors with a means of speculating on
                           short-term market movements. Investors who engage in
                           excessive account activity generate additional costs
                           which are borne by all of the Fund's shareholders. In
                           order to minimize such costs, the Fund has adopted
                           the following policies. The Fund reserves the right
                           to reject any purchase request (including exchange
                           purchases from other Vanguard portfolios) that is
                           reasonably deemed to be disruptive to efficient
                           portfolio management, either because of the timing of
                           the investment or previous excessive trading by the
                           investor. Additionally, the Fund has adopted exchange
                           privilege limitations as described in the section
                           "Exchange Privilege Limitations." Finally, the Fund
                           reserves the right to suspend the offering of its
                           shares.
--------------------------------------------------------------------------------
IMPLEMENTATION             The Fund uses a number of investment vehicles to
OF POLICIES                achieve its objective.

The Fund invests in        The Fund invests primarily in convertible securities.
convertible securities     Convertible securities include corporate bonds,
                           debentures, notes and preferred stocks which may be converted into the common stock of the issuer at the holder's option. Convertible securities obligate the issuing company to pay a stated annual rate of interest (or a stated dividend in the case of convertible preferred stock) and to return the principal amount after a specified period.
                           Convertible securities generally offer income yields that are higher than the dividend yield, if any, of the underlying common stock, but lower than the yield of non-convertible debt securities issued by the corporation or corporations of similar investment quality. This fixed-income feature of convertible securities is expected to enable the Fund to achieve its current income objective. Convertible securities are usually priced at a premium to their conversion value--i.e., the value of the common stock received if the holder were to exchange the convertible security.

                           The holder of the convertible security may choose at any time to exchange the convertible security for a specified number of shares of the common stock of the corporation, or occasionally a subsidiary company, at a specified price, as defined by the corporation when the security is issued. Accordingly, the value of the convertible obligation may generally be expected to increase (decrease) as the price of the associated common stock increases (decreases). Also, the market value of convertible securities tends to be influenced by the level of interest rates and tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

                           Convertible securities rank senior to common stocks in an issuer's capital structure, but are junior to non-convertible debt securities. As convertible securities are considered junior to any non-convertible debt securities issued by the corporation, convertible securities are typically rated by established credit rating services at one level below the corporation's non-convertible debt.

The Fund may invest        Although it normally seeks to remain fully invested
in short-term fixed        in convertible securities, the Fund may invest in
income securities          certain short-term fixed income securities. Such
                           securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position. These securities include: obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and bankers' acceptances, and repurchase agreements collateralized by these securities.

The Fund may lend          The Fund may lend its investment securities on a
its securities             short-term or a long-term basis to qualified
                           institutional investors for the purpose of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S.
                           Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

The Fund may               The Fund may borrow money, subject to the limits set
borrow money               forth below, for temporary or emergency purposes,
                           including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

Portfolio turnover is      The Fund retains the right to sell securities
not expected to            irrespective of how long they have been held.
exceed 100%                However, depending on market conditions and other
                           factors, it is expected that the portfolio turnover rate for the Fund will not normally exceed 100%.
                           Because of the Fund's recent change in investment adviser, the turnover rate may exceed 100% over the short-term. A turnover rate of 100% would occur, for example, if all of the Fund's securities were replaced within one year.

Derivative Investing       Derivatives are instruments whose values are linked
                           to or derived from an underlying security or index.
                           The most common and conventional types of derivative securities are futures and options.

The Fund may invest        The Fund may invest in futures contracts and options,
in derivative              but only to a limited extent. Specifically, the Fund
securities                 may enter into futures contracts provided that not
                           more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                           Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                           The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

Futures contracts          The primary risks associated with the use of futures
and options pose           contracts and options are: (i) imperfect correlation
certain risks              between the change in market value of the stocks held
                           by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                           The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.

--------------------------------------------------------------------------------
INVESTMENT                 The Fund has adopted certain limitations in an
LIMITATIONS                attempt to reduce its exposure to specific
                           situations. Some of these limitations are that the
The Fund has               Fund will not:
adopted certain
fundamental                (a) with respect to 75% of the value of its total
limitations                    assets, purchase the securities of any issuer
                               (except obligations of the United States
                               Government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                           (b) invest more than 5% of its assets in the
                               securities of companies that have a continuous operating history of less than three years;

                           (c) invest more than 25% of its assets in any one
                               industry;

                           (d) borrow money, except that the Fund may borrow
                               from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments;

                           (e) pledge, mortgage or hypothecate any of its assets
                               to an extent greater than 5% of its total assets.

                           These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.

MANAGEMENT OF              The Fund is a member of The Vanguard Group of
THE FUND                   Investment Companies, a family of more than 30 funds,
                           with more than 90 portfolios and total assets in
Vanguard                   excess of $240 billion. Through their jointly-owned
administers and            subsidiary, The Vanguard Group, Inc. ("Vanguard"),
distributes the Fund       the Fund and the other funds in the Group obtain at
                           cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately 0.29% compared to an average of 1.22% for other mutual funds (data provided by Lipper
                           Analytical Services).

                           The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                           Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                           Vanguard also provides distribution and marketing service to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of Vanguard's distribution costs.

--------------------------------------------------------------------------------

INVESTMENT                 The Fund employs Oaktree Capital Management, LLC
ADVISER                    ("Oaktree"), 550 South Hope Street, 22nd Floor, Los
                           Angeles, California, 90071, under an investment
Oaktree Capital            advisory  agreement dated November 1, 1996, to manage
Management, LLC            the  investment and reinvestment of the assets of the
manages the Fund's         Fund and to continuously review, supervise and
investments                administer the Fund's investment program. Oaktree
                           discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                           Oaktree specializes in selected niche investment markets. The founders of Oaktree formed the company in April of 1995 after having managed funds in the convertible securities, distressed debt, and high yield bond areas of Trust Company of the West since 1985.

                           Larry W. Keele, Principal and one of the five founders of Oaktree, serves as Portfolio Manager of the Fund. Mr. Keele is supported by research and other investment services provided by the professional staff of Oaktree. As of November 30, 1996, Oaktree managed approximately $7.3 billion.

The Fund pays Oaktree an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter (the "Basic Fee"):


                           Net Assets                                  Rate
                           -------------------                       --------
                           First $100 million                         0.425%
                           Next $100 million                          0.400%
                           Next $100 million                          0.375%
                           Next $100 million                          0.350%
                           Over $400 million                          0.325%

                           The advisory fee may be increased or decreased by an incentive/penalty fee based on the Fund's total return performance as compared to that of the First Boston Convertible Securities Index. Under the fee schedule, the Basic Fee may be increased or decreased by as much as 50%.

                           The incentive/penalty fee structure will not be in full operation until the quarter ending November 30, 1999. Until then, the incentive/penalty fee will be calculated using certain transition rules. The incentive/penalty fee schedule and calculation process for the Portfolio's first three years are described in the Portfolio's Statement of Additional Information, which can be obtained by writing to or calling Vanguard.

                           During the fiscal year ended November 30, 1996, the total advisory fees paid by the Fund to Desai Capital Management, Inc., the Fund's previous adviser, represented an effective annual base rate of .35 of 1% of the Fund's average net assets.

                           The investment advisory agreement authorizes Oaktree to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs Oaktree to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The full range and quality of brokerage services are considered in making these determinations.

                           The Fund has authorized Oaktree to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. If more than one broker can obtain the best available price and favorable execution of a transaction, then Oaktree is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Oaktree or the Fund. However, Oaktree will not pay higher commissions specificaly for the purpose of obtaining research services. The Fund may direct Oaktree to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

                           The Fund's Board of Directors may, without the
                           approval of shareholders, provide for: (a) the
                           employment of a new investment adviser pursuant to
                           the terms of a new advisory agreement, either as a
                           replacement for an existing adviser or as an
                           additional adviser; (b) a change in the terms of an
                           advisory agreement; and (c)
                           the continued employment of an existing adviser on
                           the same advisory contract terms where a contract has
                           been assigned because of a change in control of the
                           adviser. Any such change will only be made upon not
                           less than 30 days' prior written notice to
                           shareholders of the Fund, which shall include
                           substantially the information concerning the adviser
                           that would have normally been included in a proxy
                           statement.
--------------------------------------------------------------------------------
PERFORMANCE                The table in this section provides investment results
RECORD                     for the Fund for several periods throughout the
                           Fund's lifetime. The results shown represent the Fund's "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock
                           Price Index, a widely-used barometer of stock market activity, and the Lehman Aggregate Bond Index, a measure of the investment performance of the bond market. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                           The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                                        Average Annual Total Return for
                                      Vanguard Convertible Securities Fund

                                                         Lehman
Fiscal Periods    Vanguard Convertible    S&P 500     Aggregate Bond
Ended 11/30/96      Securities Fund        Index          Index
 --------------   --------------------   ---------    --------------
 1 Year                  +14.88%           +27.9%         +6.1%
 3 Years                 + 8.77            +21.0          +6.5
 5 Years                 +13.05            +18.2          +7.9
10 Years                 + 9.73            +15.2          +8.6
Lifetime*                + 9.3             +14.9           N/A

                     * June 17, 1986, to November 30, 1996.

--------------------------------------------------------------------------------
DIVIDENDS, CAPITAL         The Fund expects to pay quarterly dividends from net
GAINS AND TAXES            investment income. Net capital gains distributions,
                           if any, will be made annually.
The Fund will pay
quarterly dividends        Dividend and capital gains distributions may be
                           automatically reinvested or received in cash. See
                           "Choosing a Distribution Option" for a description of these distribution methods.

                           In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                           The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, a portion of dividends from net investment income will qualify for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                           Distributions paid by the Fund from net long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                           Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                           The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A Capital gain or loss     A sale of shares of the Fund is a taxable event and
may be realized upon       may result in a capital gain or loss. A capital gain
exchange or                or loss  may be realized from an ordinary redemption
redemption                 of shares or an exchange of shares between two mutual
                           funds (or two portfolios of a mutual fund).

                           Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                           The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                           The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund will be exempt from Pennsylvania personal property taxes.

                           The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
--------------------------------------------------------------------------------

THE SHARE PRICE            The Fund's share price or "net asset value" per share
OF THE FUND                is calculated by dividing the total assets of the
                           Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange
                           (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

                           The Fund's net asset value includes interest on fixed-income securities which is accrued daily. Fund securities which are traded both over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for convertible securities, preferred stock, bonds, and other fixed-income securities this ordinarily will be the over-the-counter market. Valuation of such securities will be at the latest quoted bid price.

                           Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the ask prices.

                           Convertible bonds and other debt instruments may be valued on the basis of prices provided by a pricing service when such prices are believed by the Directors to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Short-term instruments maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium. Other assets and securities for which no quotations are readily available will be valued in good faith using methods determined by the Board of Directors.

                           The Fund's price per share can be found daily in the mutual fund section of most major newspapers under the heading of Vanguard Group.

GENERAL                    The Fund is a Maryland corporation. The Fund's
INFORMATION                Articles  of Incorporation permit the Directors to
                           issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios.
                           Currently the Fund is offering one class of shares.

                           The shares of the Fund are fully paid and nonassessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

                           Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. If requested in writing by the holders of not less than 10% of the outstanding shares of the Fund, an annual meeting will be held to vote on the removal of a Director or Directors of the Fund.

                           All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                              SHAREHOLDER GUIDE

OPENING AN                 You may open a regular (non-retirement) account,
ACCOUNT AND                either by mail or wire. Simply complete and return an
PURCHASING                 Account Registration Form and any required legal
SHARES                     documentation,  indicating the amount you wish to
                           invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts and IRAs). You must open a new
                           Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption
                           Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the form or have any questions about this Fund, please call our Investor Information
                           Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                           The Fund's shares are purchased at the
                           next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase Restrictions      1) Because of the risks associated with common stock
                              investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                           2) Vanguard will not accept third-party checks to
                              purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

Additional                 Subsequent investments to regular accounts may be
investments                made by mail ($100 minimum), wire ($1,000 minimum),
                           exchange from another Vanguard Fund account ($100 minimum), or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another
                           Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund
                           Express. Please call us for more information on these options.

                                                                    ADDITIONAL INVESTMENTS
                               NEW ACCOUNT                           TO EXISTING ACCOUNTS
Purchasing By Mail    Please include the amount of
Complete and sign     your initial investment on            Additional investments should include
the enclosed Account  the registration form, make           the Invest-by-Mail remittance form
Registration Form     your check payable to The             attached to your Fund confirmation
                      Vanguard Group-82 and mail            statements. Please make your check
                      to:                                   payable to The Vanguard Group-82,
                                                            write your account number on your
                      Vanguard Financial Center             check and, using the return envelope
                      P.O. Box 2600                         provided, mail to the address
                      Valley Forge, PA 19482-2600           indicated on the Invest-by-Mail Form.

For express           Vanguard Financial Center             All written requests should be mailed
or registered mail,   455 Devon Park Drive                  to one of the addresses indicated for
send to:              Wayne, PA 19087-1815                  new accounts. Do not send registered
                                                            or express mail to the post office
                                                            box address.

                           -----------------------------------------------------
Purchasing By Wire                  CORESTATES BANK, N.A.
Money should be                     ABA 031000011
wired to:                           CORESTATES NO. 0101 9897
                                    ATTN VANGUARD
Before Wiring                       VANGUARD CONVERTIBLE SECURITIES FUND
Please contact                      ACCOUNT NUMBER
Client Services                     ACCOUNT REGISTRATION
(1-800-662-2739)
                           To assure proper receipt, please be sure your bank
                           includes the name of the Fund selected, the account
                           number Vanguard has assigned to you and the
                           eight-digit CoreStates number. If you are opening a
                           new account, please complete the Account Registration
                           Form and mail it to the "New Account" address above
                           after completing your wire arrangement. Note: Federal
                           Funds wire purchase orders will be accepted only when
                           the Fund and Custodian Bank are open for business.
                           -----------------------------------------------------
Purchasing By              You may open a new account or purchase additional
Exchange (from a           shares by making an exchange from an existing
Vanguard account)          Vanguard account. Please call our Client Services
                           Department at 1-800-662-2739. The new account will
                           have the same registration as the existing account.
                           However, the Fund reserves the right to refuse any
                           exchange purchase request.
                           -----------------------------------------------------

Purchasing By Fund         The Fund Express Special Purchase option lets you
Express                    move money from your bank account to your Vanguard
Special Purchase and       account on an "as needed" basis. Or if you choose the
Automatic Investment       Automatic  Investment option, money will be moved
                           automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semi-annually or annually) you select. To estab-lish these Fund Express options, please provide the appropriate information on the Account Registration
                           Form. We will send you a confirmation of your Fund
                           Express service; please wait two weeks before using the service.

--------------------------------------------------------------------------------
CHOOSING A                 You must select one of three distribution options:
DISTRIBUTION
OPTION                     1. Automatic Reinvestment Option--Both dividends and
                              capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                           2. Cash Dividend Option--Your dividends will be paid
                              in cash and your capital gains will be reinvested in additional Fund shares.

                           3. All Cash Option--Both dividend and capital gains
                              distributions will be paid in cash.

                           You may change your option by calling our Client Services Department (1-800-662-2739).

                           In addition, an option to invest your cash dividends
                           and/or capital gains distributions in another
                           Vanguard Fund account is available. Please call our
                           Client Services Department (1-800-662-2739) for
                           information. You may also elect Vanguard Dividend
                           Express which allows you to transfer your cash
                           dividends and/or capital gains distributions
                           automatically to your bank account. Please see "Other
                           Vanguard Services" for more information.
--------------------------------------------------------------------------------
TAX CAUTION                Under Federal tax laws, the Fund is required to
                           distribute net capital gains and dividend income to
Investors should ask       Fund shareholders. These distributions are made to
about the timing of        all shareholders who own Fund shares as of the
capital gains and          distribution's record date, regardless of how long
dividend                   the shares have been owned. Purchasing shares just
distributions before       prior to the record date could have a significant
investing                  impact on your tax liability for  the year. For
                           example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution--the amount of the distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                           Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December, while income dividends are generally paid quarterly in March, June, September and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------
18

IMPORTANT                  The easiest way to establish optional Vanguard
INFORMATION                services on your account is to select the options you
                           desire when you complete your Account Registration
Establishing Optional      Form. If you wish to add shareholder options later,
Services                   you may need to provide Vanguard with additional
                           information and a signature guarantee. Please call our Client Services Department (1-800-662-2739) for further assistance.

Signature Guarantees       For our mutual protection, we may require a signature
                           guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates               Share certificates will be issued upon request. If a
                           certificate is lost, you may incur an expense to replace it.

Broker-Dealer              If you purchase shares in Vanguard Funds through a
Purchases                  registered broker-dealer or investment adviser, the
                           broker-dealer or adviser may charge a service fee.

Cancelling Trades          The Fund will not cancel any trade (e.g., purchase,
                           exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

Electronic Prospectus      You may receive a prospectus for the Fund or any of
Delivery                   the  Vanguard Funds in an electronic format. Please
                           call 1-800-231-7870 for additional information or see
                           "Other Vanguard Services--Computer Access." You may also receive a paper copy of the prospectus, by calling 1-800-662-7447.

--------------------------------------------------------------------------------
WHEN YOUR                  Your trade date is the date on which your account is
ACCOUNT WILL BE            credited. If your purchase is made by check, Federal
CREDITED                   Funds wire or exchange and is received by the close
                           of regular trading on the New York Stock Exchange
                           (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                           In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

                           The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase request.
--------------------------------------------------------------------------------

SELLING YOUR               You may withdraw any portion of the funds in your
SHARES                     account  by redeeming shares at any time. (Please see
                           "Important Redemption Information.") You generally may initiate a request by writing or by telephoning.
                           Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

                           -----------------------------------------------------

Selling By Mail            Requests should be mailed to Vanguard Financial
                           Center, Vanguard Convertible Securities Fund, P.O.
                           Box 1120, Valley Forge, PA 19482. (For express or registered mail, send your request to Vanguard
                           Financial Center, Vanguard Convertible Securities
                           Fund, 455 Devon Park Drive, Wayne, PA 19087.)

                           The redemption price of shares will be the Fund's net
                           asset value next determined after Vanguard has
                           received all required documents in Good Order.
                           -----------------------------------------------------
Definition of Good         Good Order means that the request includes the
Order                      following:

                           1. The account number and Fund name.
                           2. The amount of the transaction (specified in
                              dollars or shares).
                           3. The signatures of all owners exactly as they are
                              registered on the account.
                           4. Any required signature guarantees.
                           5. Other supporting legal documentation that might be
                              required, in the case of estates, corporations, trusts, and certain other accounts.
                           6. Any certificates that you are holding for the
                              account.

                           If you have any questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.
                           -----------------------------------------------------

Selling By Telephone       To sell shares by telephone, you or your pre-
                           authorized representative may call our Client
                           Services Department at 1-800-662-2739. The proceeds
                           will be sent to you by mail. Please Note: As a
                           protection against fraud, your telephone mail
                           redemption privilege will be suspended for 15
                           calendar days following any expedited address change
                           to your account. An expedited address change is one
                           that is made by telephone, by Vanguard Online, or in
                           writing, without the signatures of all account
                           owners. Please see "Important Information About
                           Telephone Transactions."
                           -----------------------------------------------------
Selling By Fund            If you select the Fund Express Automatic Withdrawal
Express                    option, money will be automatically moved from your
                           Vanguard Fund account to your bank account according
Automatic Withdrawal &     to the schedule you have selected. The Special
Special Redemption         Redemption option lets you move money from your
                           Vanguard account to your bank account on an "as
                           needed" basis. To establish these Fund Express
                           options, please provide the appropriate information
                           on the Account Registration Form. We will send you a
                           confirmation of your Fund Express service; please
                           wait two weeks before using the service.
                           -----------------------------------------------------
Selling By Exchange        You may sell shares of the Fund by making an exchange
                           to another Vanguard Fund account. Please see
                           "Exchanging Your Shares" for details.
                           -----------------------------------------------------
Important                  Shares purchased by check or Fund Express may be
Redemption                 redeemed  at any time. However, your redemption
Information                proceeds will not be paid until payment for the
                           purchase is collected, which may take up to ten calendar days.

Delivery of                Redemption requests received by telephone prior to
Redemption Proceeds        the close of regular trading on the New York Stock
                           Exchange are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                           Redemption requests received by telephone after the close of the Exchange (generally 4:00 p.m., Eastern time) are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                           Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as described on page 20 in Important Redemption Information.

                           If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                           The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                           If the Board of Directors determines that it would be
                           detrimental to the best interests of the Fund's
                           remaining shareholders to make payment in cash, the
                           Fund may pay redemption proceeds in excess of
                           $250,000 in whole or in part by a distribution in
                           kind of readily marketable securities.
                           -----------------------------------------------------
Vanguard's Average         If you make a redemption from a qualifying account,
Cost Statement             Vanguard will send you an Average Cost Statement
                           which provides you with the tax basis of the shares
                           you redeemed. Please see "Statements and Reports" for
                           additional information.
                           -----------------------------------------------------

Low Balance Fee and        Due to the relatively high cost of maintaining
Minimum Account            smaller  accounts, the Fund will automatically deduct
Balance Requirement        a $10 annual fee from non-retirement accounts with
                           balances falling below $2,500 ($500 for Uniform
                           Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                           In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time the total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                           Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).

EXCHANGING YOUR            Should your investment goals change, you may exchange
SHARES                     your shares of Vanguard Convertible Securities Fund
                           for those of other available Vanguard Funds.
Exchanging By
Telephone                  When exchanging shares by telephone, please have
Call Client Services       ready the Fund name, account number, Social Security
(1-800-662-2739)           Number or Employer Identification Number listed on
                           the account, and the exact name and address in which
                           the account is registered. Requests for telephone
                           exchanges received prior to the close of trading on
                           the New York Stock Exchange (generally 4:00 p.m.
                           Eastern time) are processed at the close of business
                           that same day. Requests received after the close of
                           the Exchange are processed the next business day.
                           Telephone exchanges are not accepted into or from
                           non-retirement investments in Vanguard Balanced Index
                           Fund, Vanguard Index Trust, Vanguard REIT Index
                           Portfolio, Vanguard International Equity Index Fund
                           and Vanguard Quantitative Portfolios. If you
                           experience difficulty in making a telephone exchange,
                           your exchange request may be made by regular or
                           express mail, and it will be implemented at the
                           closing net asset value on the date received by
                           Vanguard provided the request is received in Good
                           Order.
                           -----------------------------------------------------

Exchanging By Mail         Please be sure to include on your exchange request
                           the name and account number of your current Fund, the
                           name of the Fund you wish to exchange into, the
                           amount you wish to exchange, and the signatures of
                           all registered account holders. Send your request to
                           Vanguard Financial Center, Vanguard Convertible
                           Securities Fund, P.O. Box 1120, Valley Forge, PA
                           19482. (For express or registered mail, send your
                           request to Vanguard Financial Center, Vanguard
                           Convertible Securities Fund, 455 Devon Park Drive,
                           Wayne, PA 19087.)
                           -----------------------------------------------------

Important Exchange         Before you make an exchange, you should consider the
Information                following:

                           o Please read the Fund's prospectus before making an exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                           o An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                           o Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.

                           o The shares to be exchanged must be on deposit and not held in certificate form.

                           o New accounts are not currently accepted in Vanguard/Windsor Fund.

                           o The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.

                           o When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                           Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                           The exchange privilege is only available in states in
                           which shares of the Fund are registered for sale. The
                           Fund's shares are currently registered for sale in
                           all 50 states and the Fund intends to maintain such
                           registration.
--------------------------------------------------------------------------------
EXCHANGE                   The Fund's exchange privilege is not intended to
PRIVILEGE                  afford shareholders a way to speculate on short-term
LIMITATIONS                movements in the market. Accordingly, in order to
                           prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                           Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT                  The ability to initiate redemptions (except wire
INFORMATION                redemptions) and exchanges by telephone is
ABOUT TELEPHONE            automatically established on your account unless you
TRANSACTIONS               request in writing that telephone transactions on
                           your account not be permitted.

                           To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                           1. Security Check. To request a transaction by
                              telephone, the caller must know (i) the name of the Fund; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                           2. Payment Policy. The proceeds of any telephone
                              redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                           Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------
TRANSFERRING               You may transfer the registration of any of your Fund
REGISTRATION               shares to another person by completing a transfer
                           form and sending it to: Vanguard Financial Center,

                           P.O. Box 1110, Valley Forge, PA 19482. Attention:
                           Transfer Department. The request must be in Good Order. Before mailing your request, please call our Client Services Department (1-800-662-2739) for full instructions.
--------------------------------------------------------------------------------

STATEMENTS AND             Vanguard will send you a confirmation statement each
REPORTS                    time you initiate a transaction in your account
                           (except for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                           Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement in February of the following year. Please call our Client Services Department (1-800-662-2739) for information.

                           Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.

--------------------------------------------------------------------------------
OTHER VANGUARD             For more information about any of these services,
SERVICES                   please call our Investor Information Department at
                           1-800-662-7447.

Vanguard Direct            With Vanguard's Direct Deposit Service, most U.S.
Deposit Service            Government checks (including Social Security and
                           military pension checks) and private payroll checks may be automatically deposited into your Vanguard
                           Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic         Vanguard's Automatic Exchange Service allows you to
Exchange Service           move money automatically among your Vanguard Fund
                           accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client
                           Services Department at 1-800-662-2739 for additional information.

Vanguard Fund              Vanguard's Fund Express allows you to transfer money
Express                    between your Fund account and your account at a bank,
                           savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account
                           Registration Form or call our Investor Information
                           Department (1-800-662-7447) for a Fund Express application.

                           Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend          Vanguard's Dividend Express allows you to transfer
Express                    your dividends and/or capital gains distributions
                           automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account
                           Registration Form or call our Investor Information
                           Department (1-800-662-7447) for a Vanguard Dividend
                           Express application.

Vanguard                   Vanguard's Tele-Account is a convenient, automated
Tele-Account               service that provides share price, price change and
                           yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                           Vanguard's Tele-Account service, dial 1-800-ON-BOARD
                           (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor
                           Information Department (1-800-662-7447).

Computer Access            Vanguard Online allows you to obtain information via
Vanguard Online            your personal computer on Fund share price, yield,
Keyword: vanguard          and total return. Vanguard Online is offered through
                           America Online (AOL). To establish an AOL account, call 1-800-238-6336.

Vanguard on the            Vanguard sponsors an education-oriented website
World Wide Web             offering news and information about Vanguard Funds
http://www.vanguard.com    and services, as well as interactive, easy-to-use
                           investment planning tools.

                      (This page intentionally left blank.)

                                                              LOGO

                                                       P R O S P E C T U S

                                                          MARCH 7, 1997

                  LOGO
                  ------
                  The Vanguard Group
                  Vanguard Financial Center
                  Valley Forge, PA 19482

                  Investor Information
                   Department:
                  1-800-662-7447

                  Client Services
                   Department:
                  1-800-662-2739

                  Tele-Account for
                   24-Hour Access:
                  1-800-662-6273 (ON-BOARD)

                  Telecommunication
                   Service for the
                   Hearing-Impaired:
                  1-800-662-2738

                  Transfer Agent:
                  The Vanguard Group, Inc.
                  Vanguard Financial Center             A member of
                  Valley Forge, PA 19482            The Vanguard Group(R)

P082

                                    PART B

                  VANGUARD CONVERTIBLE SECURITIES FUND, INC.

                     STATEMENT OF ADDITIONAL INFORMATION
                                MARCH 7, 1997

   This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 7, 1997. To obtain the Prospectus please call:

                       INVESTOR INFORMATION DEPARTMENT
                                1-800-662-7447

                              TABLE OF CONTENTS

                                                                      Page
                                                                    --------
Investment Limitations  .........................................      B-1
Purchase of Shares  .............................................      B-2
Redemption of Shares  ...........................................      B-3
Management of the Fund  .........................................      B-3
Directors and Officers  .........................................      B-5
Investment Advisory Services  ...................................      B-7
Portfolio Transactions  .........................................      B-9
General Information  ............................................     B-10
Yield and Total Return  .........................................     B-10
Comparative Indexes  ............................................     B-10
Financial Statements  ...........................................     B-13
Appendix--Description of Securities and Ratings  ................     B-14


                            INVESTMENT LIMITATIONS

   The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund or, if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. The Fund may not under any circumstances:

       1. Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets
   (including the amount borrowed) at the time the borrowing is made.
   Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments;

       2. With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

       3. Invest for the purpose of exercising control of management of any company;

       4. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940 (the "1940 Act"). The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

       5. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

       6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc.);

       7. Invest in commodities or real estate, although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein, and the Fund may purchase covered call options as described in the prospectus;

       8. Purchase securities on margin or sell any securities short;

       9. Invest more than 5% of the assets of the Fund, at the time of investment, in the securities of any issuers which have (with predecessors) a record of less than three years' continuous operation;

       10. Purchase or retain any security if (i) one or more officers, directors or partners of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities;

       11. Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (6) above), which are publicly distributed, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder;

       12. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets;

       13. Invest directly in interests in oil, gas or other mineral exploration or development programs; and

       14. Invest more than 25% of the value of its total assets in any one industry.


   The above mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "The Vanguard Group."

                              PURCHASE OF SHARES


   The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

   The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted, as determined by the Commission; (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly determine the value of its assets; and (iii) for such other periods as the Commission may permit.

   No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost, depending on the current market value of the securities held by the Fund.

   The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price," and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                            MANAGEMENT OF THE FUND
                              THE VANGUARD GROUP

   Vanguard Convertible Securities Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

   The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.


   Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

   Vanguard was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested in Vanguard are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1996, the Fund had contributed capital of $16,000 to Vanguard, representing .10% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard; and
(2) there is no restriction on the maximum aggregate cash investment that the Vanguard Funds may make in Vanguard.

   Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1996, the Fund's share of actual net costs of operation relating to management and administrative services provided by Vanguard totaled approximately $457,000.


   Distribution. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.


   The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

   One-half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one-half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .02 of 1% of its average month-end net assets. During the fiscal year ended November 30, 1996, the Fund paid approximately $30,000 of the group's distribution and marketing expenses, or approximately .02 of 1% of its average month-end assets.

   Investment Advisory Services. Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Bond Index Fund, Vanguard REIT Index Portfolio, Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard Municipal Bond Fund, several portfolios of Vanguard Fixed Income Securities Fund, Vanguard Admiral Funds, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Total International Portfolio of Vanguard STAR Fund, a portion of Vanguard/Windsor II and a portion of Vanguard/Morgan Growth Fund, as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

                            DIRECTORS AND OFFICERS

   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Directors and Officers is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director*
 Chairman and Director of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group; Director of The Mead
 Corporation, General Accident Insurance and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, President, Chief Executive Officer & Director*
 President, Chief Executive Officer and Director of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.


ROBERT E. CAWTHORN, Director
 Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
 Director of The Great Atlantic and Pacific Tea Company, Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
 President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Director
 Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co. and Southern New England Communications Company.


ALFRED M. RANKIN, JR., Director
 Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Director
 President and Chief Executive Officer, The Nature Conservacy; formerly, Director and Senior Partner, McKinsey & Co. and President, New York University; Director, Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Director
 Retired Chairman of Nabisco Brands Inc. and retired Vice Chairman and Director of RJR Nabisco; Director, TECO Energy, Inc. and Kmart Corporation.


J. LAWRENCE WILSON, Director
 Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Energy Company; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
 Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
 Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
 Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

 ------
 * Mr. Bogle and the Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

REMUNERATION OF DIRECTORS AND OFFICERS


   The Fund pays each Director who is not also an Officer an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the fiscal year ended November 30, 1996 the Fund paid approximately $1,000 in Directors fees and expenses to its "non interested" directors. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year was $5,192.

   Directors who are not Officers are paid an annual fee upon retirement equal to $1,000 for each year of service on the Board, up to a maximum of $15,000. This fee is paid for a period of ten years or until the death of a retired Director, and each Vanguard Fund contributes a proportionate amount of this fee based on its relative net assets. Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all eligible Officers are permitted to make pre-tax contributions in an amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all eligible Officers of the Fund as a group during the 1996 fiscal year was approximately $1,500.

   The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended November 30, 1996.

                     VANGUARD CONVERTIBLE SECURITIES FUND
                              COMPENSATION TABLE

                                 Aggregate      Pension or Retirement      Estimated         Total Compensation
                                Compensation     Benefits Accrued As    Annual Benefits   From All Vanguard Funds
Names of Directors               From Fund      Part of Fund Expenses   Upon Retirement     Paid to Directors(2)
 ---------------------------   --------------   ---------------------    ---------------   -----------------------
John C. Bogle(1)  ..........         --                   --                     --                    --
John J. Brennan(1)  ........         --                   --                     --                    --
Barbara Barnes Hauptfuhrer          $65                  $10                $15,000               $65,000
Robert E. Cawthorn  ........        $65                  $ 8                $13,000               $65,000
Bruce K. MacLaury  .........        $70                  $10                $12,000               $60,000
Burton G. Malkiel  .........        $65                  $ 7                $15,000               $65,000
Alfred M. Rankin, Jr.  .....        $65                  $ 5                $15,000               $65,000
John C. Sawhill  ...........        $65                  $ 6                $15,000               $65,000
James O. Welch, Jr.  .......        $65                  $ 8                $15,000               $65,000
J. Lawrence Wilson  ........        $65                  $ 6                $15,000               $65,000


(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                         INVESTMENT ADVISORY SERVICES


   The Fund employs Oaktree Capital Management, LLC (the "Adviser") under an investment advisory agreement dated November 1, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


   The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter (the "Basic Fee"):

Net Assets                                                              Rate
------------------                                                    --------
First $100 million ................................................    0.425%
Next $100 million .................................................    0.400%
Next $100 million .................................................    0.375%
Next $100 million .................................................    0.350%
Over $400 million .................................................    0.325%

   It is not intended that the funding under this contract will exceed $500 million.

   Beginning November 30, 1997, the Basic Fee payment to the Adviser may be increased or decreased by a Performance Fee Adjustment (the "Adjustment"). The Adjustment shall be a percentage of the Basic Fee and shall change proportionately with the investment performance of the Fund relative to the investment performance of the First Boston Convertible Securities Index (the "Index"). The following table sets forth the Adjustment of the Basic Fee payable by the Fund to the Adviser under the investment advisory agreement.



     Cumulative Performance of
      the Fund vs. the Index                    Performance Fee Adjustment
     for the Relevant Period                   as a Percentage of Basic Fee
 ---------------------------------------      --------------------------------
-100% of Performance Factor or more                        -50%
-1% to -99% of Performance Factor                        0 to -50%
 0                                                           0
+1% to +99% Performance Factor                           0 to +50%
+100% of Performance Factor or more                        +50%

   The Adjustment will be calculated as follows, using data from the table below:

   To calculate the Adjustment for a given quarter, (1) for the Relevant Period for that quarter as set forth in the table below (the "Relevant Period"), the difference between the investment performance of the Fund and the investment performance of the Index (the "Performance Differential") will be calculated, (2) the Performance Differential will be compared to the Performance Factor specified by the table for that period to determine the extent to which an Adjustment is in order, and (3) the Adjustment will be the appropriate percentage of the Basic Fee* for an average quarter in that Relevant Period determined from the table above.

------
* For purposes of this calculation, the relevant Basic Fee is calculated by applying the quarterly rate against average assets over which performance is measured.

                                                                 Performance
Quarter Ending                  Relevant Period                 Factor (b.p.)
 ---------------                ----------------                 -------------
Before 11/30/97                                  --no adjustment--
11/30/97                       12/1/96-11/30/97                       67
2/28/98                        12/1/96-2/28/98                        83
5/31/98                        12/1/96-5/31/98                       100
8/31/98                        12/1/96-8/31/98                       117
11/30/98                       12/1/96-11/30/98                      133
2/28/99                        12/1/96-2/28/99                       150
5/31/99                        12/1/96-5/31/99                       167
8/31/99                        12/1/95-8/31/99                       183
11/30/99                       12/1/96-11/30/99                      200
After 11/30/99                 prior 36 months                       200

   The investment performance of the Fund for such period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

   The "investment record" of the Index for the period, expressed as a percentage of the Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Index during the period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Index.


   During the fiscal years ended November 30, 1994, 1995, and 1996, the Fund paid investment advisory fees of approximately $749,000, $674,000, and $578,000 respectively.


   The agreement will continue until October 31, 1998 and will be renewable thereafter for successive one- year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuation must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 60 days' written notice to the Fund.

   The Fund's Board of Directors may, without the approval of shareholders, provide for:

       A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

       B. A change in the terms of an advisory agreement; and

       C. The continued employment of an existing adviser, on the same advisory contract terms, where a contract has been assigned because of a change in control of the adviser.

   Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

   Oaktree Capital Management, LLC specializes in selected niche investment markets. The founders of Oaktree formed the company in April of 1995 after having managed funds in the convertible securities, distressed debt, and high yield bond areas of Trust Company of the West (TCW) since 1985.


   Larry W. Keele, Principal and one of the five founders of Oaktree, serves as Portfolio Manager of the Fund. Mr. Keele is supported by research and other investment services provided by the professional staff of Oaktree. As of November 30, 1996, Oaktree managed approximately $7.3 billion.


                            PORTFOLIO TRANSACTIONS

   The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


   In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.


   The investment advisory agreement also incorporates the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

   Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

   Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of the Fund shares by a broker or dealer in selecting among qualified broker-dealers.


   Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. During the fiscal years ended November 30, 1994, 1995 and 1996 the Fund paid $58,489, $38,822, and $111,718 in brokerage commissions.


                             GENERAL INFORMATION
                   DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund is a diversified open-ended investment company established under Maryland law. The Fund's Amended and Restated Articles of Incorporation dated April 8, 1986 permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering shares of one portfolio.


   The shares of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class, and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.


                            YIELD AND TOTAL RETURN


   The yield of the Fund for the 30-day period ended November 30, 1996 was +2.85%.

   The average annual total return of the Fund for the one-, five-, and ten-year periods ended November 30, 1996 was +14.88%, +13.05% and +9.73%, respectively. The average annual total return of the Fund for the period since its inception on June 17, 1986 was +9.27%.


                             COMPARATIVE INDEXES

   Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

   Each of the investment company members of the Vanguard Group, including Vanguard Convertible Securities Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.


Wilshire 5000 Equity Index--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.


Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

The Lehman Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. All securities are rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million.


Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond Index--consist of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.


Lehman Corporate (BAA) Bond Index--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


Bond Buyer Municipal Bond Index--is a yield index on current-coupon high grade general-obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
Index.


Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC registered corporate debt rated AA or AAA.

Lehman Brothers Aggregate Bond Index--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa--or better. The Index has a market value of approximately $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB--or better with maturities between 1 and 5 years. The index has a market value of approximately $1.4 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities between 5 and 10 years. The index has a market value of approximately $600 billion.

Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities of ten or more years. The index has a market value of approximately $800 billion.

Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index--is a market weighted index that contains all investment grade corporate debt securities with maturities of one to five years. The index has a market value of approximately $175 billion.

Lehman Brothers Mutual Fund Short (1-5) U.S. Treasury Index--is a market weighted index that contains all U.S. Treasury securities with maturities of one to five years. The index has a market value of approximately $1.1 trillion.

Lehman Brothers Mutual Fund Short (1-5) U.S. Government Index--is a market weighted index that contains all U.S. Government agency and Treasury securities with maturities of one to five years. The index has a market value of approximately $1.3 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) U.S. Treasury Index--is a market weighted index that contains all U.S. Treasury securities with maturities of five to ten years. The index has a market value of approximately $300 billion.

Lehman Brothers Mutual Fund Intermediate (5-10) Investment Grade Debt Index--is a market weighted index that contains all investment grade debt securities with maturities of five to ten years. The index has a market value of approximately $225 billion.

Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception).

Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Fixed Income Fund Average--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.


Russell 3000 Index--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.


Russell 2000 Stock Index--consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Lipper Balanced Fund Average--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Non-Government Money Market Fund Average--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Government Money Market Fund Average--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

First Boston Convertible Securities Index--Established as a performance benchmark in 1982, the Index is valued monthly and generally includes 250 to 300 issues of convertible securities rated B- or better by Standard & Poor's, and a predominant proportion of the market capitalization of the total value of all convertible securities.

                             FINANCIAL STATEMENTS


   The Fund's Financial Statements for the year ended November 30, 1996, including the financial highlights for each of the five fiscal years in the period ended November 30, 1996, appearing in the Fund's 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

               APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS


   Excerpts from Moody's Investors Service, Inc., ("Moody's") description of its four highest bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. BA--judged to have speculative elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--speculative in a high degree; often in default; C--lowest rated class of bonds; regarded as having extremely poor prospects.


   Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.


   Excerpts from Standard & Poor's Corporation ("S&P") description of its five highest bond ratings: AAA-- highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

   S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.